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                                                                 EXHIBIT 10.15

                 AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            HEART HOSPITAL, IV, L.P.

         THIS AMENDMENT (the "Amendment") to the Agreement of Limited Partnership (the "Partnership Agreement") of Heart Hospital, IV, L.P. (the "Partnership") is made and entered pursuant to Section 11.2 of the Partnership Agreement.

                                    RECITALS

         WHEREAS, the Partners desire to amend the Partnership Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the Partners agree as follows:

         1. The following provision is hereby inserted as the fourth paragraph of Section 8.4 of the Partnership Agreement:


                  Notwithstanding anything herein to the contrary, in the event that no later than December 31, 2001 MedCath Holdings, Inc. ("MHI") or one of MHI's Affiliates conducts an underwritten public offering of the common stock of MHI or its Affiliate pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, and MHI or MHI's Affiliate offers shares of its common stock or cash to any Partner in exchange for such Partner's Partnership Interest or a portion thereof (the "Exchange"), MHI and its Affiliates and the Partner may, notwithstanding the terms of this Agreement, engage in such Exchange upon such terms as the Partner and MHI or MHI's Affiliate may mutually agree, and the Exchange shall not be subject to any restrictions on the transfer of Partnership Interests or rights of first refusal of the Partnership or of any other Partner set forth in this Agreement, including, but not limited to, those restrictions set forth in this Section 8.4.

         2. All terms not defined herein shall have the meaning provided therefor in the Partnership Agreement.

         3. Except as expressly provided herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect.

         4. This Amendment shall be effective when approved by the Partners in accordance with Section 11.2 of the Partnership Agreement.

         IN WITNESS WHEREOF, the Partners have approved and consented to this Amendment as of the 30th day of March, 2001.